Exhibit 10.1

AMENDMENT NO. 2

to

ASSET AND EQUITY PURCHASE AGREEMENT

THIS AMENDMENT (this “Amendment”), is entered into as of March 29, 2024, by and among Metropolitan IPA, a California professional corporation (“PC Buyer”); ASTRANA HEALTH ENABLEMENT OF CA LLC, a California limited liability company (“MSO GP Buyer”); ASTRANA HEALTH MANAGEMENT, INC., a California corporation (“MSO LP Buyer” and, together with MSO GP Buyer, the “MSO Buyers” and together with PC Buyer, the “Buyers” and each a, “Buyer”); ASTRANA HEALTH, INC., a Delaware corporation the stock of which is publicly traded on the Nasdaq (“Buyer Parent” and together with Buyers, “Buyer Parties” and each, a “Buyer Party”); ACCIE M. MITCHELL, M.D., a California professional corporation (“CFC IPA”); ADVANCED HEALTH MANAGEMENT SYSTEMS, L.P., a California limited partnership (“AHMS” and together with the CFC IPA, the “Companies” and each, a “Company”); ACCIE M. MITCHELL AND GLORIA C. MITCHELL, AS CO-TRUSTEES OF THE MITCHELL FAMILY TRUST DATED JULY 2, 2003 ( “IPA Equityholder”); ACCIE M. MITCHELL, M.D. (“IPA Beneficial Owner”); CFC MANAGEMENT, LLC, a California limited liability company and the general partner of AHMS (“AHMS General Partner”); the other limited partners of AHMS set forth in the signature page hereto (collectively, the “AHMS Limited Partners” and each, an “AHMS Limited Partner”) (AHMS General Partner and the AHMS Limited Partners are referred to collectively herein as the “AHMS Equityholders” and together with the IPA Equityholder, the “Equityholders”, and together with CFC IPA, the “Sellers”); and MARC MITCHELL, as an authorized representative of the Sellers (“Equityholder Representative”); and solely for purposes of Section 6.9, I Health, Inc., a California corporation (“I Health”). The Buyer Parties, the Companies, the Equityholders, and the Equityholder Representative are referred to collectively herein as the “Parties” and, each individually, as a “Party”). Capitalized terms used and not defined elsewhere in this Amendment shall have the meanings given them in the Agreement.

WHEREAS, Buyer Parties, the Companies, the Equityholders, IPA Beneficial Owner, the Equityholder Representative and I Health are parties to that certain Asset and Equity Purchase Agreement (as amended, the “Agreement”), dated as of November 7, 2023; and

WHEREAS, pursuant to Section 12.7 of the Agreement, the Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto.

NOW, THEREFORE, in consideration of the premises, the mutual agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Section 1.4(b)(ii) (Purchase Price and Closing Payments At the Second Closing) shall be deleted in its entirety and replaced with the following:

“(ii) on behalf of the AHMS Equityholders, the applicable MSO Buyer shall deliver, by wire transfer of immediately available funds, Three Million and Four Hundred and Fifty Thousand Dollars ($3,450,000.00) (the “AHMS Representative Fund” and together with the IPA Representative Fund, the “Equityholder Representative Fund”) to the account(s) specified in the Closing Payments Schedule;”

Section 2.      Section 8.6 of the Agreement is hereby amended as follows:

“8.6. Second Closing Conditions to Obligations of the Plan Companies and the AHMS Equityholders: “The obligations of the Plan Companies and the AHMS Equityholders to consummate the Transactions shall be subject to the fulfillment or the Equityholder Representative’s waiver, at or prior to the Second Closing, of each of the following conditions; provided, that the condition in subsection (e) below shall be satisfied no later than the Next Business Day following the Second Closing Date:”

Section 3.      The following shall be added as Section 10.3.1 (Indemnification by the Buyer Parties) of the Agreement:

“Subject to the other terms and conditions of this Article 10, the Buyer Parties shall, jointly and severally, indemnify and defend CFC IPA against, and shall hold it harmless from and against, and shall pay and reimburse each of them for, any and all Damages incurred or sustained by, or imposed upon, CFC IPA based upon, arising out of, with respect to or by breach on or after the Second Closing Date by the Buyer Parties (including, after the Second Closing Date, AHMS, CFCH or CFCHP) of the Undertakings applicable to the Buyer Parties or the Plan Companies. For the avoidance of doubt, the foregoing will not be deemed to be any obligation of any Buyer Party (or after the Second Closing Date, AHMS, CFCH or CFCHP) with respect to CFC IPA’s (or its owners’) compliance with or failure to comply with applicable Law. For purposes hereof, “Undertakings” means the Department of Managed Health Care Undertakings to Notice of Material Modification eFile number 20234948, filed on December 13, 2023, executed by the parties on March 28, 2024.”

Section 4.      Continuation of Agreement. As of and after the date hereof, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, “hereby” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment. The Agreement, as amended hereby, shall continue in full force and effect. Except as expressly amended by this Amendment, the Agreement is hereby ratified and confirmed in all respects.

Section 5.      Governing Law. This Amendment shall be governed in all respects in accordance with the provisions of Section 12.9 of the Agreement.

Section 6.      Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed, shall be deemed to be an original and all of which together will be deemed to be one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties are not signatory to the original or the same counterpart. For purposes of this Amendment, facsimile signatures and electronically delivered signatures shall be deemed originals.

[Remainder of page intentionally left blank.]

2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BUYER PARTIES:

“PC Buyer”

METROPOLITAN IPA

By:	/s/ Brandon Sim
Name: Brandon Sim
Title: Chief Executive Officer

“MSO LP Buyer”

ASTRANA HEALTH MANAGEMENT, INC.

By:	/s/ Chandan Basho
Name: Chandan Basho
Title: Chief Financial Officer

“MSO GP Buyer”

ASTRANA HEALTH ENABLEMENT OF CA, LLC

By:	/s/ Brandon Sim
Name: Brandon Sim
Title: Manager

“Buyer Parent”

APOLLO MEDICAL HOLDINGS, Inc.

By:	/s/ Brandon Sim
Name: Brandon Sim
Title: Chief Executive Officer

[Signature Page to Amendment No. 2 to Asset and Equity Purchase Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment as of the date first above written.

COMPANIES:

“CFC IPA”

Accie M. Mitchell, M.D., a California professional corporation (f/k/a Community Family Care Medical Group IPA)

By:	/s/ Accie Mitchell
Name: Accie Mitchell, M.D.
Title: Chief Executive Officer

“AHMS”

Advanced Health Management Systems, L.P.

By: CFC Management, LLC
Its: General Partner

By:	/s/ Marc L. Mitchell
Name: Marc L. Mitchell
Title: Manager

[Signature Page to Amendment No. 2 to Asset and Equity Purchase Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment as of the date first above written.

EQUITYHOLDER REPRESENTATIVE:

/s/ Marc Mitchell
Name: Marc Mitchell

EQUITYHOLDERS:

“IPA Equityholder”

Accie M. Mitchell and Gloria C. Mitchell, as co-trustees of the Mitchell Family Trust dated July 2, 2003

/s/ Accie Mitchell
Accie Mitchell, M.D.
Co-Trustee

/s/ Gloria Mitchell
Gloria Mitchell
Co-Trustee

“IPA Beneficial Owner”

/s/ Accie M. Mitchell
Accie M. Mitchell, M.D.

“AHMS General Partner”

By: CFC Management, LLC
Its: Manager

By:	/s/ Marc L. Mitchell
Name: Marc L. Mitchell
Title: Manager

[Signature Page to Amendment No. 2 to Asset and Equity Purchase Agreement]

“AHMS Limited Partners”

Mitchell Family Trust

/s/ Accie Mitchell, M.D.
Accie M. Mitchell, M.D.
Co-Trustee

/s/ Gloria C. Mitchell
Gloria C. Mitchell
Co-Trustee

Mitchell Children’s Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Marc Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Trustee

Alex Mitchell Irrevocable Trust

/s/ Alex M. Mitchell
Alex M. Mitchell
Trustee

[Signature Page to Amendment No. 2 to Asset and Equity Purchase Agreement]

Cynthia Heard Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Tracy Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Lori Konsker Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Jason Heard Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

[Signature Page to Amendment No. 2 to Asset and Equity Purchase Agreement]

Briella Konsker Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Eliana Konsker Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Harrison Konsker Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Bennet Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

[Signature Page to Amendment No. 2 to Asset and Equity Purchase Agreement]

August Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Langston Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Co-Trustee

/s/ Alex M. Mitchell
Alex M. Mitchell
Co-Trustee

Josephine Mitchell Irrevocable Trust

/s/ Marc L. Mitchell
Marc L. Mitchell
Trustee

William Calder Mitchell Irrevocable Trust

/s/ Alex M. Mitchell
Alex M. Mitchell
Trustee

AHMS Trust

/s/ Christopher Hori
Premier Trust
Trust Officer

/s/ Ronald L. Brandt
Name: Ronald L. Brandt

[Signature Page to Amendment No. 2 to Asset and Equity Purchase Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment as of the date first above written.

I HEALTH:

I Health Inc.

/s/ Ronald L. Brandt
Name: Ronald L. Brandt
Title: President

[Signature Page to Amendment No. 2 to Asset and Equity Purchase Agreement]